Exhibit 99.4

ROCKWOOD AND ALBEMARLE TO MERGE:

Rockwood Lithium & Chemetall FAQ

1. What was announced today?

•                  This morning, Albemarle and Rockwood announced that their respective Boards of Directors have approved a definitive agreement to merge in a cash and stock transaction valued at approximately $6.2 billion.

2. Who is Albemarle?

•                  Albemarle is a leading specialty chemical company, based in Baton Rouge, Louisiana, USA, providing innovative chemistry solutions to customers in over 100 countries around the world.

•                  Albemarle offers an extensive portfolio of specialty chemicals, which serve a broad range of industries and products, including consumer electronics, petroleum refining, utilities, packaging, construction, automotive/transportation, pharmaceuticals, crop protection, food-safety and custom chemistry services.

•                  Albemarle prides itself on providing products and services that create value for customers by improving product performance, providing essential product attributes, lowering costs and simplifying processes. Albemarle has a proven track record of delivering market-leading technology, product innovation and customer service.

3. Why is Rockwood combining with Albemarle?

•                  This combination will create a premier specialty chemicals company with leading positions across four high-margin growth pillars: lithium, refinery and polyolefin catalysts, surface treatment and bromine.

•                  Together, our combined company will be able to offer one of the broadest and most proven portfolios of specialty chemical products, services and solutions.

•                  Our commitment to our investors remains unchanged, and we will continue to execute against our strategic plan to drive shareholder value.

4. Are there other buyers that could come in?

•                  We’re not going to speculate on this.

•                  Right now we’re focused on seeing this transaction through to close.

5. What will the combined company be called? Where will it be headquartered? Who will lead it?

•                  After the completion of the transaction, the combined company will operate under the Albemarle name.

•                  Luke Kissam will serve as President and CEO of the combined company. Albemarle’s Board of Directors will have 11 directors, with eight Albemarle directors and three Rockwood directors.

•                  Jim Nokes will continue to serve as Albemarle’s Non-Executive Chairman.

•                  This team is committed to a smooth transition and we fully expect a seamless integration upon completion of the transaction.

6. What happens to Chemetall and Rockwood Lithium? Will they be merged into the new company?

•                  Since we run an efficient organization, with all of our facilities contributing to the success of our enterprise, we do not anticipate significant changes to our strategic direction.

•                  We expect this transaction to have little impact on our business units.

•                  Until the transaction closes, which we expect will occur in the first quarter of 2015, the two businesses will continue to operate independently.

•                  That said, it’s important that we meet our current obligations and objectives in the marketplace and remain focused on advancing our core strategies. Moving forward, our mission and purpose remain unchanged.

7. Should Rockwood employees expect any changes to benefits and compensation?

•                  Until the transaction is completed, which we expect will occur in the first quarter of 2015, we will continue to operate as separate companies and your salary and benefits remain unchanged.

8. What do I do if I’m asked about the transaction?

•                  This announcement may draw attention from the media and other outside parties, and it is important that Rockwood speaks with one voice.

•                  If you receive any media inquiries, please forward them to your respective Communications Officer

•                  For customers, please refer them as you normally would within the organization. Employees who work directly with these groups will be provided information to share with them (see document “Key Messages Customer/Supplier/Partner”).

9. How do we get further information?

•                  As we move through this process, we will continue to keep you updated on important developments.

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Important Information for Stockholders and Investors

Nothing in these frequently asked questions shall constitute a solicitation to buy or subscribe for or an offer to sell any securities of Albemarle or Rockwood or a solicitation of any vote or approval. In connection with the proposed transaction, Albemarle and Rockwood will file a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (“SEC”), and Albemarle will file a Registration Statement on Form S-4 with the SEC. STOCKHOLDERS OF EACH COMPANY AND OTHER INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME

AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders and investors will be able to obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about Albemarle and Rockwood, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the registration statement and joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Albemarle Corporation, 451 Florida Street, Baton Rouge, Louisiana 70801, USA, Attention: Investor Relations, Telephone: +1 225-388-7322, or to Rockwood Holdings, Inc., 100 Overlook Center, Princeton, New Jersey 08540, USA, Attn: Investor Relations, Telephone +1 609-524- 1109.

Participants in Solicitation

Albemarle, Rockwood, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Albemarle’s directors and executive officers is available in its proxy statement filed with the SEC by Albemarle on March 28, 2014, and information regarding Rockwood’s directors and executive officers is available in its proxy statement filed with the SEC by Rockwood on March 28, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

These frequently asked questions contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of Albemarle, Rockwood and the combined businesses of Albemarle and Rockwood and with respect to the transaction and the anticipated consequences and benefits of the transaction, the targeted close date for the transaction, product development, changes in productivity, market trends, price, expected growth and earnings, cash flow generation, costs and cost synergies, portfolio diversification, economic trends and outlook. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Albemarle or Rockwood to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, without limitation: the receipt and timing of necessary regulatory approvals; the ability to finance the transaction; the ability to successfully operate and integrate Rockwood’s operations and realize estimated synergies; changes in economic and business conditions; changes in financial and operating performance of major customers and industries and markets served by Albemarle or Rockwood; the timing of orders received from customers; the gain or loss of significant customers; competition from other manufacturers; changes in the demand for products; limitations or prohibitions on the manufacture and sale of products; availability of raw materials; changes in the cost of raw materials and energy; changes in markets in general; changes in laws and government regulation impacting operations or products; the occurrence of claims or litigation; the occurrence of natural disasters; political unrest affecting the global economy; political instability affecting manufacturing operations or joint ventures; changes in accounting standards; changes in the jurisdictional mix of the earnings of Albemarle or Rockwood and changes in tax laws and rates; volatility and substantial uncertainties in the debt and equity markets; technology or intellectual property infringement; and decisions that Albemarle or Rockwood may make in the future. In addition, certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in Albemarle’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by Albemarle with the SEC on February 25, 2014, and Rockwood’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by Rockwood with the SEC on March 4, 2014. . These forward-looking statements speak only as of the date of this communication. Each of Albemarle and Rockwood expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.